Rule 497(e)

Registration Nos. 333-176976 and 811-22245

FIRST TRUST EXCHANGE-TRADED FUND III
(the “Trust”)

FIRST TRUST CALIFORNIA MUNICIPAL HIGH INCOME ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS

DATED APRIL 13, 2020

Notwithstanding anything to the contrary in the Fund’s prospectus or summary prospectus, effective April 27, 2020, the following is deleted from the penultimate sentence of the first paragraph of the section entitled “Principal Investment Strategies”:

however, under normal market conditions, the Fund expects the weighted average maturity of the Fund will be less than or equal to 14 years.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE